UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
DATE OF REPORT(Date of earliest event reported) : April 27, 2006
Intermune, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-29801 (Commission File Number)	94-3296648 (I.R.S. Employer Identification No.)

3280 BAYSHORE BLVD., BRISBANE, CALIFORNIA (Address of principal executive offices)	94405 (Zip Code)
(415) 466-2200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On April 27, 2006, InterMune, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.
     The information in this Item 2.02 and in the press release attached as Exhibit 99.1 to this current report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the press release attached as Exhibit 99.1 to this current report shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by InterMune, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
     On April 27, 2006, InterMune, Inc. issued a press release announcing the resignation of Norman Halleen, Senior Vice President of Finance and Chief Financial Officer, who will be stepping down in the near future.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
          The following exhibits are furnished with this report on Form 8-K:

Number	Description

99.1	Press Release entitled “InterMune Announces First Quarter Financial Results and Business Highlights” dated April 27, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated: April 27, 2006
INTERMUNE, INC. (Registrant)
By:	/s/ DANIEL G. WELCH
President and Chief Executive Officer

INDEX TO EXHIBITS

Number	Description

99.1	Press Release entitled “InterMune Announces First Quarter Financial Results and Business Highlights” dated April 27, 2006.